--------------------------------------------------------------------------------

                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                          Date of Report: July 16, 1999




                         Commission file number 1-12579



                                OGE ENERGY CORP.
             (Exact name of registrant as specified in its charter)

               Oklahoma                                73-1481638
     (State or other jurisdiction of                (I.R.S. Employer
      incorporation or organization)                 Identification No.)


                                321 North Harvey
                                  P. O. Box 321
                       Oklahoma City, Oklahoma 73101-0321
                    (Address of principal executive offices)
                                   (Zip Code)

                                  405-553-3000
              (Registrant's telephone number, including area code)

--------------------------------------------------------------------------------

Item 5. Other Events


     OKLAHOMA GAS & ELECTRIC COMPANY FILES FOR PERFORMANCE-BASED
     RATEMAKING PLAN
     -----------------------------------------------------------


     OGE Energy Corp. announced, July 15, 1999, that its subsidiary, Oklahoma Gas and Electric Company ("OG&E") filed for a performance-based ratemaking plan with the Oklahoma Corporation Commission ("OCC").

     The performance-based ratemaking plan would lower OG&E's rates by $83 million and is discussed in the press releases attached hereto as Exhibits 99.01 and 99.02.

     Some of the matters discussed in this Form 8-K may contain forward-looking statements of OGE Energy that are subject to certain risks, uncertainties, and assumptions. Actual results may vary materially. Factors that could cause actual results to differ materially include, but are not limited to: general economic conditions, including their impact on capital expenditures; business conditions in the energy industry; competitive factors; unusual weather; regulatory decisions and other risk factors listed in OGE Energy's Form 10-K for the year ended December 31, 1998 and other factors described from time to time in OGE Energy's reports to the Securities and Exchange Commission.


Item 7. (c) Exhibits

     EXHIBIT NUMBER                              DESCRIPTION
     --------------                              -----------

        99.01 OGE Energy's press release dated July 15, 1999 announcing Oklahoma Gas & Electric Company files for approval of performance-based ratemaking plan with the Oklahoma Corporation Commission.


        99.02 OGE Energy's press release dated July 15, 1999 announcing Oklahoma Gas & Electric Company files plan for transition to deregulation with the Oklahoma Corporation Commission.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            OGE ENERGY CORP.
                                              (Registrant)


                             By       /s/   Donald R. Rowlett
                             ------------------------------------------------
                                            Donald R. Rowlett
                                     Controller Corporate Accounting

                             (On behalf of the registrant and in his capacity
                                   as Controller Corporate Accounting)



July 16, 1999


                                  EXHIBIT INDEX

EXHIBIT INDEX         DESCRIPTION
-------------         -----------
   99.01              OG&E Proposes Performance-Based Rate Plan

   99.02              OGE's OG&E Files Plan For Transition To Deregulation
